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                                                                    EXHIBIT 23.4



                     [DeGOLYER AND MacNAUGHTON LETTERHEAD]



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries (the Company) for the year ended December 31, 1997, into the Company's registration statement on Form S-8, to which this consent is an exhibit.



                                             /s/ DeGOLYER AND MacNAUGHTON

                                             DeGOLYER and MacNAUGHTON


Dallas, Texas
January 22, 1999